UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2016

EVOKE PHARMA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36075	20-8447886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Lomas Santa Fe Drive, Suite 270 Solana Beach, California		92075
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 345-1494

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Evoke Pharma, Inc. (the “Company”) held its annual meeting of stockholders on April 27, 2016 (the “Annual Meeting”). At the Annual Meeting, the Company's stockholders approved the amendment and restatement of the Company’s 2013 Equity Incentive Award Plan (the “2013 Plan”). The amended and restated 2013 Plan is referred to herein as the “Restated Plan.” The Restated Plan authorizes the issuance of an aggregate of 1,786,425 shares of the Company’s common stock, 1,286,425 of which were previously reserved for issuance under the 2013 Plan. In addition, the Restated Plan contains an “evergreen provision” that allows for an annual increase in the number of shares available for issuance under the Restated Plan on January 1 of each year during the ten-year term of the Restated Plan, beginning on January 1, 2017. The annual increase in the number of shares will be equal to the least of: (a) 4% of the Company’s outstanding capital stock on the last day of the immediately preceding calendar year; (b) 300,000 shares; and (c) an amount determined by the Company’s board of directors (the “Board”).  Notwithstanding the foregoing, the number of shares of common stock that may be issued or transferred pursuant to awards under the Restated Plan may not exceed an aggregate of 4,786,425 shares. The Restated Plan became effective on the date of the Annual Meeting.

Administration.  The Restated Plan is administered by the compensation committee of the Board (the “Compensation Committee”). To administer the Restated Plan, the Compensation Committee must consist solely of at least two members of the Board, each of whom is a “non-employee director” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and, with respect to awards that are intended to constitute performance-based compensation under Section 162(m) an “outside director” for purposes of Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended (“Section 162(m)”). Subject to the terms and conditions of the Restated Plan, the Compensation Committee has the authority to select the persons to whom awards are to be made, to determine the type or types of awards to be granted to each person, the number of awards to grant, the number of shares to be subject to such awards, and the terms and conditions of such awards, and to make all other determinations and decisions and to take all other actions necessary or advisable for the administration of the Restated Plan. The Compensation Committee is also authorized to establish, adopt, amend or revise rules relating to administration of the Restated Plan. The Board may at any time revest in itself the authority to administer the Restated Plan.

Awards.  The Restated Plan authorizes the Compensation Committee to grant stock options, restricted stock, restricted stock units, dividend equivalents, stock payment awards and stock appreciation rights. The Restated Plan also authorizes the Compensation Committee to grant performance awards payable in the form of the Company’s common stock or cash, including equity awards and incentive cash bonuses that may qualify as “performance-based compensation” under Section 162(m). The Restated Plan authorizes the grant of awards to employees and consultants of the Company and to the Company’s non-employee directors. In addition, the following annual limitations apply: (i) the maximum aggregate number of shares of common stock that may be subject to awards granted to any one participant during a calendar year is 510,000; (ii) the maximum aggregate amount of cash that may be paid to any one participant during any calendar year with respect to cash based awards is $5,000,000; and (iii) the sum of any cash compensation, or other compensation, and the value of awards granted to a non-employee director as compensation for services as a non-employee director during any calendar year may not exceed $400,000.

Other Provisions.  The Restated Plan also contains provisions with respect to payment of exercise or purchase prices, vesting and expiration of awards, adjustments and treatment of awards upon certain corporate transactions, including stock splits, recapitalizations and mergers, transferability of awards and tax withholding requirements. The Restated Plan may be amended or terminated by the Board at any time, subject to certain limitations requiring stockholder consent or the consent of the participant. The Restated Plan will expire in 2026.

The terms and conditions of the Restated Plan are described in the section entitled “Proposal 3 – Approval of Amendment and Restatement of 2013 Equity Incentive Award Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 15, 2016. The Company’s directors and executive officers are eligible to participate in the Restated Plan. The foregoing description of the Restated Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the Restated Plan, which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on April 27, 2016. As of the close of business on February 29, 2016, the record date for the Annual Meeting, there were 7,201,774 shares of common stock entitled to vote, of which there were 5,561,378 shares present at the Annual Meeting in person or by proxy. At the Annual Meeting, stockholders voted on three matters: (i) the election of two Class III Directors for a term of three years expiring at the 2019 Annual Meeting of Stockholders, (ii) the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016, and (iii) the approval of the amendment and restatement of the 2013 Plan. The voting results were as follows:

•	Election of two Class III Directors for a term of three years expiring at the 2019 Annual Meeting of Stockholders

Malcolm R. Hill, Pharm.D.	For	3,569,399	Withheld	69,852
Ann D. Rhoads	For	3,633,183	Withheld	6,068

The two nominees for Class III Director were elected. The Class I Directors, David A. Gonyer, R.Ph., Todd C. Brady, M.D., Ph.D., and Kenneth J. Widder, M.D., continue in office until the 2017 Annual Meeting of Stockholders. The Class II Directors, Cam L. Garner and Scott L. Glenn, continue in office until the 2018 Annual Meeting of Stockholders.

There were 1,922,127 broker non-votes related to each of the two director nominees for election.

•	Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016

Shares Voted	For	5,554,392	Against	6,986	Abstain	0

There were 0 broker non-votes related to the appointment of BDO USA, LLP.

The appointment of BDO USA, LLP was ratified.

•	Approval of the amendment and restatement of the 2013 Equity Incentive Award Plan

Shares Voted	For	3,435,215	Against	191,671	Abstain	12,365

There were 1,922,127 broker non-votes related to the approval of the amendment and restatement of the 2013 Equity Incentive Award Plan.

The amendment and restatement of the 2013 Equity Incentive Award Plan was approved.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1(1)	2013 Equity Incentive Award Plan, as amended and restated effective April 27, 2016

(1)	Incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on March 15, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOKE PHARMA, INC.

Date: April 27, 2016	By:	/s/ Matthew J. D’Onofrio
	Name:	Matthew J. D’Onofrio
	Title:	Executive Vice President, Chief Business Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1(1)	2013 Equity Incentive Award Plan

(1)	Incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on March 15, 2016.